UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Point.360

--------------------------------------------------------------------------------

(Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------

(5) Total fee paid:

-------------------------------------------------------------------------

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------------------------

(4) Date Filed:

-------------------------------------------------------------------------

POINT.360

2701 Media Center Drive

Los Angeles, California 90065

________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 11, 2015

________________________

To the Shareholders of Point.360:

The Annual Meeting of shareholders of Point.360 (the “Company” or "Point.360") will be held at 2701 Media Center Drive, Los Angeles, CA 90065, on November 11, 2015 at 11:00 a.m., local time, to consider and vote upon the following matters:

1.	To amend the Company’s Bylaws to increase the stated minimum and maximum number of directors from three and five directors, to four and seven directors, respectively.
2.	The election of directors.
3.	To ratify and approve the appointment of SingerLewak LLP as Point.360’s independent registered public accounting firm for our fiscal year ending June 30, 2016.
4.	To conduct an advisory vote on executive compensation.
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Information concerning these matters, including the names of the nominees for Point.360’s Board of Directors is set forth in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on September 11, 2015 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

You are requested to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage-prepaid, pre-addressed envelope (or to use telephone or internet voting procedures if offered by your broker) whether or not you expect to attend the meeting to ensure that your shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.

/s/ Haig S. Bagerdjian
Haig S. Bagerdjian
Chairman of the Board
of Directors, President
and Chief Executive Officer

September 18, 2015

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF OFFERED BY YOUR BROKER) IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

POINT.360

2701 Media Center Drive

Los Angeles, California 90065

________________________

PROXY STATEMENT

________________________

GENERAL INFORMATION

Persons Making the Solicitation

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Point.360 (the “Company” or "Point.360") of proxies for use at the Annual Meeting of Shareholders to be held on November 11, 2015, and at any adjournment or postponement thereof. This Proxy Statement is first being made available to shareholders on the Internet and by mail (upon shareholder request) on or about September 17, 2015. You are requested to sign, date and return the proxy card to be mailed to you (or to use telephone or Internet voting procedures if offered by your broker) in order to ensure that your shares are represented at the meeting.

All shares of the Company’s Common Stock (as defined below under “Record Date and Stock Entitled to Vote”) represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders as provided therein. Where a shareholder specifies a choice on the proxy with respect to any matter to be voted upon, the shares will be voted accordingly by the proxy holders. If no direction is given in the proxy, it will be voted “FOR” an amendment to the Company’s Bylaws to increase the stated minimum and maximum number of directors to four and seven directors, respectively, “FOR” the election of the directors nominated, “FOR” the ratification and approval of SingerLewak, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016, “FOR” the advisory approval of the Company’s executive compensation, and in accordance with the best judgment of the proxy holders with respect to any other business that properly comes before the annual meeting.

In addition to solicitation by mail, regular employees of the Company and its transfer agent may solicit proxies in person or by telephone without additional compensation. The Company will pay persons holding shares in their names or in the names of their nominees, but not owning such shares beneficially, for the expenses of forwarding soliciting materials to the beneficial owners. The Company will bear all expenses incurred in soliciting its shareholders. Such expenses are estimated not to exceed $10,000.

Revocability of Proxy

Any proxy given by a shareholder of the Company may be revoked at any time before it is voted at the Annual Meeting by a written notice of revocation to the Secretary of the Company, at the address set forth at the top of this page, or by filing a duly executed proxy bearing a later date, or upon request if the shareholder is present at the meeting. If your shares are held in “street name” and you have instructed your broker or intermediary to vote your shares, you must follow the instructions received from your broker or other intermediary to revoke your instructions.

1

Record Date and Stock Entitled to Vote

Only holders of record of Common Stock at the close of business on September 11, 2015, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The outstanding voting securities of the Company on that date consisted of 12,536,906 shares of Common Stock.

Voting Rights

Holders of the Company’s Common Stock are entitled to one vote for each share held as of the above record date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, which number is currently five (and will be seven if Proposal 1 is approved). The shareholder may cast these votes all for a single candidate or may distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the management nominees the votes represented by proxies in the proxy holder’s sole discretion.

Quorum; Shareholder Vote

A majority of the outstanding shares of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business. Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Approval of an amendment to the Company’s Bylaws to increase the stated minimum and maximum number of directors to four and seven directors, respectively, requires the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting. Approval to ratify the appointment of our independent registered public accounting firm for the 2016 fiscal year and approval of the advisory vote on executive compensation each requires the affirmative vote of a majority of those shares present in person or represented by proxy and voting on that proposal at the Annual Meeting.

Delivery of Proxy Materials

To minimize our expenses, the Company’s Proxy Statement and 2015 Form 10-K Report are being made available via the Internet at http://www.point360.com/docs/P360_AnnualMeetingProxyMaterial_2015. The notice containing instructions on how to access our proxy materials is first being mailed on or about September 17, 2015 to all shareholders of record entitled to vote at the meeting. We will deliver promptly upon written or oral request copies of these documents. Requests for copies of these documents, and requests that in the future separate documents be sent to shareholders, should be directed by writing to Point.360, 2701 Media Center Drive, Los Angeles, California 90065, Attention: Corporate Secretary, or by calling our Corporate Secretary at (818) 565-1400.

2

Request for a Single Set of Proxy Materials

If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be Held on November 11, 2015

This Proxy Statement, the accompanying proxy and our 2015 Form 10-K Report are also available on our website at www.point360.com.

3

PROPOSAL ONE - AMEND BYLAWS TO INCREASE MINIMUM AND MAXIMUM NUMBER OF DIRECTORS

(Item 2 on proxy card)

Article II, Section C of the Company's Bylaws sets forth the number of directors on the Board, providing that the authorized number of directors of the Company shall be a range of not less than three, but not more than five members. This range may only be changed by amendment to the Company's Articles of Incorporation or by an amendment to Article II, Section C of the Bylaws, adopted by the vote or written consent of the Company's shareholders. The number of directors on the Board is currently fixed at five. On September 8, 2015, the Board unanimously determined to fix the number of directors on the Board at seven, subject to shareholder approval of this proposal.

On July 8, 2015, Point.360 entered into a Sale Agreement Pursuant to Article 9 of the Uniform Commercial Code (the “Sale Agreement”) with Medley Capital Corporation, a Delaware corporation (“Medley”), Medley Opportunity Fund II LP, a Delaware limited partnership (“MOF II”), Congruent Credit Opportunities Fund II, LP, a Delaware limited partnership, Main Street Equity Interests, Inc., a Delaware corporation, and Haig S. Bagerdjian. Under the Sale Agreement, in addition to other matters described in the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2015, the Company agreed to take all action necessary and within its powers under applicable law to call, give notice of and hold the Annual Meeting in order to increase the authorized number of directors to seven and to elect the two directors designated by Medley (initially James Frank and James Feeley III), to the Board. Section 212 of the California Corporations Code provides that the stated maximum number of directors of a corporation shall not be greater than two times the stated minimum minus one.

Accordingly, the Company proposes that the shareholders adopt an amendment to Article II, Section C of the Company's Bylaws to increase the stated minimum and maximum number of directors to four and seven directors, respectively, in satisfaction of the Company's obligations under the Sale Agreement and pursuant to the limitation set forth in Section 212 of the California Corporations Code. Under the Sale Agreement and the Term Loan Agreement (as defined in the Sale Agreement), which is comprised of a five-year term loan facility in the amount of $6,000,000, an aggregate of $1,000,000 of which was funded by Medley and MOF II to Point.360 on July 9, 2015, the Company issued to Medley and MOF II an aggregate of 1,497,759 shares of Common Stock, and five-year warrants to purchase an aggregate of 1,099,104 shares of Common Stock, at an exercise price of $0.75 per share. Mr. Bagerdjian, Medley and MOF II each agreed to vote his or its shares of Point.360 Common Stock in favor of approving the foregoing amendment to the Company's Bylaws.

The amendment to the Company's Bylaws to implement this proposal is set forth in Annex A. Annex A shows the changes to Article II, Section C resulting from the proposed amendment with deletions indicated by strike-outs and additions indicated by both italicizing and underlining.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s Bylaws to increase the minimum and maximum number of directors on the Board of Directors.

PROPOSAL TWO - ELECTION OF DIRECTORS

(Item 1 on proxy card)

The following table sets forth information concerning the nominees of management for directors for the ensuing year. Each nominee has agreed to serve as a director if elected. If any of the nominees listed below is unable to serve as a director, the proxy holders will vote for a substitute nominee or nominees recommended by the Board of Directors. Additional information about each nominee is set forth in the section of this Proxy Statement entitled “Management.”

4

If the amendment to the Bylaws described in Proposal One is approved, the number of directors on the Board will then be fixed at seven, and seven directors will be elected to the Board in accordance with this Proposal Two. If Proposal One is not approved, then the number of Board members will remain at five, and the five nominees receiving the most votes will be elected directors.

The parties to the Sale Agreement agreed that, following shareholder approval of the increase in the size of the Board from five directors to seven directors (i.e., in accordance with Proposal 1), the following persons shall serve on the Board: Mr. Bagerdjian, Greggory J. Hutchins, Sam P. Bell, G. Samuel Oki and J.R. DeLang, each of whom currently serves as a director, and Messrs. Frank and Feeley (the two persons designated by Medley pursuant to the Sale Agreement). Mr. Bagerdjian, Medley and MOF II each agreed to vote his or its shares of Point.360 Common Stock in favor of the election of the seven directors identified above. However, if Mr. Bagerdjian beneficially owns less than 90% of the shares of Common Stock owned by him on the date of Sale Agreement (i.e., 6,827,334 shares), Medley's and MOF II's voting obligations will terminate. Messrs. Feeley and Frank are both Senior Managing Directors of Medley.

	Principal Occupation		Year First
	And Business Experience		Elected
Name	Including Service on Other Boards	Age	Director (D)

Haig S. Bagerdjian	Chairman of the Board, President and Chief Executive Officer of Point.360	59	2000

Greggory J. Hutchins (C)	Partner, Holthouse Carlin & Van Trigt LLP	54	2000

Sam P. Bell(A) (B) (C)	Retired Managing Partner of Ernst & Young, Pacific Southwest Region, and Investor	79	2002

G. Samuel Oki (A) (B) (C)	President, Meta Research, Inc.	64	2004

J.R. DeLang (A) (B)	Entrepreneur and business consultant	59	2013

James Feeley III	Senior Managing Director of Medley Capital Corporation	50	N/A

James Frank	Senior Managing Director of Medley Capital Corporation	39	N/A

(A)	Member of the Audit Committee
(B)	Member of the Compensation Committee
(C)	Member of the Nominating and Governance Committee
(D)	Year elected as a director

The term of office for all nominees listed above will expire at the next annual meeting to be held in 2016 or when their successors are elected and qualified. However, pursuant to the Sale Agreement, Messrs. Feeley and Frank have agreed to tender their resignations from the Board, upon the written request of the Company, (i) if Medley and MOF II (together with their affiliate transferees) beneficially own in the aggregate less than 90% of the shares of Common Stock acquired by them pursuant to the Sale Agreement, and (ii) upon the payment in full of all outstanding principal and interest on the Term Loans (as defined) under the Term Loan Agreement. Furthermore, Medley will no longer be entitled to designate any directors to the Board upon the occurrence of the event described in (i) above. Messrs. Feeley and Frank will not serve on any standing committees of the Board of Directors.

5

Meetings and Committees

The standing committees of the Board of Directors are the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee.

Audit Committee

The Audit Committee of our Board of Directors is comprised of Messrs. Oki, DeLang and Bell (Chairman). All members of our Audit Committee are independent directors as required by the listing standards of the NASDAQ Capital Market and the Securities and Exchange Commission (the “SEC”). Messrs. Oki, DeLang and Bell are each an “audit committee financial expert” as defined by regulations of the SEC.

Our Audit Committee assists our Board in its oversight of our financial reporting process. Our management has primary responsibility for the financial statements and the reporting process, including systems of internal controls. Our independent registered public accounting firm (which we refer to as the independent accountants) is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, our Audit Committee reviews and discusses with management and the independent accountants our audited financial statements. Our Audit Committee discusses with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 114 and Auditing Standard No. 2 relating to communication with audit committees. In addition, our Audit Committee receives from the independent accountants the written disclosures and letters required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees. Our Audit Committee also discusses with the independent accountants their independence from Point.360 and our management and considers whether the independent accountants’ provision of non-audit services to our company is compatible with maintaining the accountants’ independence.

Our Audit Committee discusses with our independent accountants the overall scope and plans for their audits. Our Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. In addition, our Audit Committee meets with our Chief Executive Officer and Chief Financial Officer to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of our financial statements and the effectiveness of our system of disclosure controls and procedures.

In 2007, the Board adopted a written Audit Committee Charter. It is available on the Company’s website at www.point360.com.

Nominating and Governance Committee

The Nominating and Governance Committee of our Board of Directors is comprised of Messrs. Hutchins, Bell and Oki. Our Nominating and Governance Committee considers and recommends candidates for election to our Board, advises our Board on director compensation, oversees performance evaluations of our Board and Board committees and advises our Board on corporate governance matters. All members of our Nominating and Governance Committee are independent directors as required by the listing standards of the NASDAQ Capital Market.

6

Our Nominating and Governance Committee will consider and recommend candidates for election to our Board. The Committee will also consider candidates for election to our Board submitted by shareholders. Each member of the committee participates in the review and discussion of director candidates. In addition, a member of our Board of Directors who is not on the committee may meet with and evaluate the suitability of candidates. In making its selection of candidates to recommend for election, the committee will seek persons who have achieved prominence in their field and who possess significant experience in areas of importance to our company. The minimum qualifications that our Nominating and Governance Committee will require in any nominated candidate will include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to our affairs. Candidates would also need to demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all our shareholders rather than those of a specific constituency. Successful candidates will also need to demonstrate significant experience in areas of importance to our company, such as general management, finance, marketing, technology, law, international business or public sector activities.

In 2007, the Board adopted a written Nominating and Governance Committee Charter. It is available on the Company’s website at www.point360.com.

Compensation Committee

The Compensation Committee of our Board of Directors is comprised of Messrs. Oki (Chairman), DeLang and Bell. Our Compensation Committee has oversight responsibility for the compensation programs for our executive officers and other employees. All members of our Compensation Committee are independent directors as required by the listing standards of the NASDAQ Capital Market, relevant federal securities laws and regulations, including Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 162(m) of the Internal Revenue Code. A copy of the Compensation Committee’s Charter is on the Company’s website at www.point360.com.

Director Independence and Meetings

Our common stock is quoted on the OTCQX under the symbol “PTSX.” The OTCQX electronic trading platform does not maintain any standards regarding the “independence” of the directors on the Company’s Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of the Company's directors be independent. In the absence of such requirements, the Company has elected to use the definition for “independent directors” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market, LLC.

A majority of the directors on the Board are "independent directors" under Rule 5605(a)(2). The Board of Directors has determined that each director other than the Company’s Chief Executive Officer, Haig S. Bagerdjian, and director nominees Messrs. Feeley and Frank, is “independent," and that each member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee is “independent” within the meaning of Rule 5605(a)(2).

During the fiscal year ended June 30, 2015, the Board of Directors held six meetings, the Audit Committee held four meetings, the Nominating and Governance Committee held two meetings, and the Compensation Committees held one meeting in conjunction with regular meetings of the Board of Directors. During fiscal 2015, each director attended all of meetings of the Board and of committees of the Board on which he served.

7

Director Nominee Criteria and Process

The Nominating and Governance Committee will consider shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Point.360
2701 Media Center Drive

Los Angeles, CA 90065

The Nominating and Governance Committee believes that members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers shareholder nominations for candidates for the Board. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. Although the Nominating and Governance Committee believes that director nominees should add to the range of backgrounds and experiences of the Company’s directors, neither the Nominating and Governance Committee nor the Board of Directors has a policy regarding the consideration of diversity in identifying and evaluating director nominees.

Five of the director nominees identified in this Proxy Statement currently serve as directors of the Company and were elected as directors at the Company’s last annual meeting of shareholders. As discussed above, Messrs. Feeley and Frank were nominated pursuant to the Sale Agreement.

Board Leadership Structure and Role in Risk Oversight

Haig S. Bagerdjian serves as the Chairman of the Board of Directors and as the Company’s President and Chief Executive Officer. Given Mr. Bagerdjian’s extensive business experience and knowledge of the Company, the Board believes that the interests of all of the Company’s shareholders are best served at the present time through a leadership model with a combined Chairman/CEO structure. The Board also believes that Mr. Bagerdjian’s extensive knowledge of the Company and the industry in which it operates places him in the best position to provide leadership to the Board as it considers strategy and that having a Chairman who is not involved with the day-to-day operations of the Company would not be productive or in the best interests of the Company’s shareholders. Although the Board has not designated any other director to serve as its “lead independent director,” all of the Company’s directors (other than Mr. Bagerdjian, and director nominees Messrs. Feeley and Frank) are independent and have access to the Chief Executive Officer and other Company executives on request. All of the Company’s independent directors serve actively on Board committees and may request agenda topics to be addressed at Board and committee meetings.

8

The full Board of Directors has responsibility for general oversight of risks facing the Company, with reviews of certain areas of risk being conducted by the relevant Board committees, which then provide reports to the full Board. The Board receives reports from management on areas of risk facing the Company and periodically conducts discussions with management regarding the identification, assessment and management of these risks.

Shareholder Communications with the Board of Directors

Any shareholder who desires to communicate with the entire Board of Directors or with specified directors should send a letter to the Company’s Corporate Secretary at the Company’s address listed above under “Director Nominee Criteria and Process”. All such letters will be sent to all Board members or, if applicable, to the directors specified by the shareholder.

Directors’ Attendance at Annual Shareholder Meetings

Directors are encouraged by the Board to attend annual meetings of the Company shareholders. All directors attended the last annual meeting of shareholders.

The Board of Directors recommends that shareholders vote “FOR” the election as directors of the seven nominees listed above.

PROPOSAL THREE - RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 3 on proxy card)

We are asking you to ratify the Board’s selection of SingerLewak LLP (“SingerLewak”) as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

Effective July 26, 2002, Point.360, through action of its Audit Committee, engaged SingerLewak as its independent registered public accounting firm.  SingerLewak audited Point.360’s financial statements for the fiscal years 2002 through 2015.

We do not anticipate that any representative of SingerLewak will attend the Annual Meeting.

We are submitting this proposal to you because we believe that such action follows sound corporate practice. If ratification of the appointment of SingerLewak as our independent registered public accounting firm is not obtained at the Annual Meeting, the Audit Committee will reconsider its appointment.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of SingerLewak as the Company’s independent registered public accounting firm.

9

PROPOSAL FOUR - ADVISORY APPROVAL OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

 (Item 4 on proxy card)

Section 14A of the Exchange Act requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote on a periodic basis regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.  At the 2013 annual meeting of shareholders, the shareholders approved an advisory measure that the shareholder advisory vote on executive compensation be held on an annual basis. The Board determined to follow the shareholders’ recommendation and to include an annual shareholder advisory vote on the compensation of the Company’s named executive officers.

We believe that our compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders.  This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the named executive officer’s compensation that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion in this Proxy Statement, is hereby approved.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company.  However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements.  In addition, your advisory vote described in this Proposal 4 will not be construed as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Company’s executive officers.

The Board of Directors unanimously recommends that shareholders vote to approve the compensation disclosed in this Proxy Statement of the Company’s executive officerS who ARE named in this Proxy Statement’s Summary Compensation Table.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company is comprised of three independent directors, who have signed this report, and the Audit Committee operates under a written charter. The primary purposes of the Audit Committee are to monitor the integrity of the financial statements of the Company, review the Company’s internal accounting procedures and controls, oversee the independence, qualification and performance of the Company’s independent accountants, and appoint the independent accountants.

The Board of Directors has determined that Messrs. Oki, DeLang and Bell are independent (within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market, Inc. and Section 10A(m)(3) of the Exchange Act, and applicable rules of the SEC). The Board has also determined that Messrs. Bell, DeLang and Oki are each an “ audit committee financial expert” under applicable SEC rules.

During fiscal year 2015, the Audit Committee met with the senior members of the Company’s management team and the Company’s independent accountants. The Audit Committee also met separately with the Company’s independent accountants and separately with the Company’s Chief Financial Officer. The parties discussed financial management, accounting and internal controls.

10

The Audit Committee appointed the Company’s independent accountants and reviewed with the Company’s financial management and the independent accountants the overall audit scope and plans, the results of internal and external audit examinations, evaluations by the accountants of the Company’s internal controls and the quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K with the Company’s management including, without limitation, a discussion of the quality and not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements as well as in Management’s Discussion and Analysis of Results of Operations and Financial Condition in our Annual Report on Form 10-K. In addressing the reasonableness of management’s accounting judgments, members of the Audit Committee asked for and received management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and accountants their general preference for conservative policies when a range of accounting options is available.

In its meeting with representatives of the independent accountants, the Audit Committee asked for and received responses to several questions that the Audit Committee believes are particularly relevant to its oversight. These questions included (1) whether there were any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the accountants themselves prepared and been responsible for the financial statements; (2) whether, based on the auditors’ experience and their knowledge of the Company, the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements; and (3) whether, based on their experience and their knowledge of the Company, they believe the Company has implemented internal controls that are appropriate for the Company.

The Audit Committee has discussed with SingerLewak the matters required to be discussed by Statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Volume 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received from SingerLewak the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with SingerLewak their independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC.

Audit Committee

Sam P. Bell
G. Samuel Oki
J.R. DeLang

11

CODE OF ETHICS

On May 30, 2007, the Company adopted its current Code of Ethics (the “Code”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer and all other employees. Among other provisions, the Code sets forth standards for honest and ethical conduct, full and fair disclosure in public filings and shareholder communications, compliance with laws, rules and regulations, reporting of code violations and accountability for adherence to the Code. The text of the Code has been posted on the Company’s website (www.point360.com). A copy of the Code can be obtained free-of-charge upon written request to:

Corporate Secretary

Point.360

2701 Media Center Drive

Los Angeles, CA 90065

If the Company makes any amendment to, or grant any waivers of, a provision of the Code that applies to our principal executive officer or principal financial officer and that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons for the amendment or waiver on our website.

MANAGEMENT

Executive Officers and Directors

The directors, director nominees and executive officers of the Company are as follows:

Name	Age	Position

Haig S. Bagerdjian	59	Chairman of the Board of Directors, President and Chief Executive Officer

Alan R. Steel	70	Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary

Greggory J. Hutchins	54	Director

Sam P. Bell	79	Director

G. Samuel Oki	64	Director

J.R. DeLang	59	Director

James Feeley III	50	Director Nominee

James Frank	39	Director Nominee

HAIG S. BAGERDJIAN became Chairman of the Board of Point.360 in September 2001 and was appointed President and Chief Executive Officer in October 2002. He was Executive Vice President of Syncor International Corporation, a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, from 1991 to 2002. From 1987 to 1991, he served in several executive level positions at Calmark Holding Corporation. He also was General Counsel for American Adventure, Inc., which was a subsidiary of Calmark Holding. Mr. Bagerdjian received a J.D. from Harvard Law School and is admitted to the State Bar of California. Mr. Bagerdjian is a director of Innodata-Isogen, Inc. Mr. Bagerdjian’s diverse business experience provides him with a wide range of expertise that is valuable to our Board in confronting various business-related challenges and opportunities.

12

ALAN R. STEEL became Executive Vice President, Finance and Administration and Chief Financial Officer of Point.360 in November 2000. From 1994 to 2000, Mr. Steel was Vice President, Finance and Chief Financial Officer of Advanced Machine Vision Corporation, a NASDAQ listed company involved in research, development, manufacturing and sales of sophisticated vision sorting and defect removal equipment for food, paper, tobacco and other markets. From 1983 to 1994, Mr. Steel was Vice President and Chief Financial Officer of DDL Electronics, Inc., a New York Stock Exchange listed company in the electronics industry. Mr. Steel served as controller of DDL from 1980-1983. Mr. Steel was previously a financial manager for Atlantic Richfield Company and a certified public accountant with Arthur Andersen & Co.

GREGGORY J. HUTCHINS is a tax partner at Holthouse Carlin & Van Trigt, LLP, a public accounting firm. Prior to joining Holthouse Carlin & Van Trigt in January 1993, Mr. Hutchins served as Senior Tax Manager for KPMG Peat Marwick, managing corporate and high net worth individual clients from August 1984 until December 1992. Mr. Hutchins’ tax and accounting expertise assists the Board in addressing tax-related filing and reporting requirements with which the Company must comply.

SAM P. BELL was President of Los Angeles Business Advisors (LABA) from 1996 to 2004, at which time, LABA ceased operations. LABA was comprised of 30 chief executive officers of major companies in the Los Angeles region and focused on high impact projects where their collective resources could be utilized to positively influence the economic vitality of the area. Prior to joining LABA, Mr. Bell was Area Managing Partner of Ernst & Young, certified public accountants, for the Pacific Southwest Region, retiring in 1996 after 39 years with the firm. Mr. Bell currently serves, or has served in the past, in high-level positions for numerous charitable and educational concerns. Mr. Bell is currently a board member of TCW Strategic Income Fund, Inc. and TCW Funds. Mr. Bell’s extensive accounting experience assists the Board and the Audit Committee in addressing the numerous accounting-related issues, regulations and SEC reporting requirements to which public companies are subject.

G. SAMUEL OKI is currently the CEO of Meta Research, Inc., a database and information management services enterprise. Mr. Oki has also served as an officer and board member of a number of closely held and public companies since 1982. Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California. Mr. Oki brings to the Board valuable experience in serving as a director of other companies and in confronting the issues to which the directors of a wide range of companies are subject.

J.R. DELANG is currently an entrepreneur and business consultant. He has more than 20 years of production and post production video management experience. From 2000 and 2011, Mr. Delang served as Twentieth Century Fox’s Executive Vice President of Studio and Post Production Operations. In addition to managing day-to-day operations on the studio’s Los Angeles and Sydney Lots, he was responsible for the delivery of all Fox TV and feature film assets worldwide. Mr. DeLang also oversaw the design, building and implementation of Fox Media Services in-house digital vault and delivery system. Prior to Fox, Mr. DeLang was Chief Operations Officer for The Todd-AO Corporation, an independent TV and film post production company. Mr. DeLang is a board member of T3Media, Inc., a Denver-based provider of cloud-based video management and stock footage licensing services. He is also Co-chairman of the Board of Mattel Children’s Hospital UCLA. Mr. DeLang’s extensive experience in and knowledge of the Company’s markets, customers and competitors, provide a valuable resource in confronting and resolving business issues and planning for the future.

13

JAMES FEELEY III has been a Senior Managing Director of Medley Capital Corporation and Head of Investing since June 2014. Medley is a closed-end, externally managed business development company that trades on the New York Stock Exchange (NYSE: MCC). With over 25 years of leveraged finance, private equity and credit-oriented alternatives investment management experience, Mr. Feeley’s skills include direct lending to middle market companies and financial sponsors, capital markets, performing and distressed credit and CLO asset management expertise. Mr. Feeley began his career in leveraged finance with Fleet Bank from 1987 to 1992 and J.P. Morgan Securities from 1994 to 2000. After being with private equity firm J.H. Whitney & Co. from 2000 to 2003, Mr. Feeley was a Founding Partner of Friedberg Millstein’s credit strategies business from 2004 to 2007, a Founding Managing Partner of CastleHill Investment Management from 2007 to 2009 and WhiteSquall Capital Partners from 2009 until 2013, respectively. Mr. Feeley received a BA in Economics from Colby College and an MBA from the University of Michigan. The Board believes that Mr. Feeley's extensive experience in and knowledge of the capital markets and leveraged finance makes Mr. Feeley highly qualified to serve as a member of the Board.

JAMES FRANK has been a Senior Managing Director of Medley Capital Corporation and Head of Special Situations since June 2015. Medley is a closed-end, externally managed business development company that trades on the New York Stock Exchange (NYSE: MCC). Medley’s investment objective is to generate current income and capital appreciation by lending to middle market companies. Prior to joining Medley, Mr. Frank was a Partner at The Yucaipa Companies from 2006 to 2008, and from 2012 to 2015, where he focused on private equity and special situations. Prior to Yucaipa, Mr. Frank worked for Apollo Global Management from 2008 to 2011, where he specialized in private equity and distressed debt investments. Mr. Frank began his career at Donaldson, Lufkin & Jenrette in 1998. Mr. Frank received a BA from Williams College and an MBA from Columbia Business School. Mr. Frank formerly served on the boards of Independent Talent Group and Americold Logistics. The Board believes that Mr. Frank's numerous senior management positions, and extensive experience in and knowledge of business, finance and special situations makes Mr. Frank highly qualified to serve as a member of the Board.

Each executive officer serves in office at the discretion of the Board of Directors, subject to the terms of any employment agreement that may be entered into with such officer.

Compensation of Directors

Each director who is not an employee of the Company is paid a cash fee of $3,750 per quarter, $1,000 for each meeting attended in person and $500 for each meeting attended telephonically. Board committee members receive $500 for each meeting not held in conjunction with a Board meeting. The chairman of the audit committee receives $7,500 per year, and chairmen of the compensation and nominating and corporate governance committees receive $4,000 and $3,000, per year, respectively. Each director also receives an annual fully vested stock option grant to purchase 7,500 shares at an exercise price equal to the fair market value on the date of any annual meeting at which the director is reelected to the Board. Members of the Board who are not employees of the Company receive options to purchase 15,000 shares of Common Stock upon their initial election to the Board. These options vest in 50% increments over the two-year period following the date of grant. Directors are also reimbursed for travel and other reasonable expenses relating to meetings of the Board. Notwithstanding the standard compensation arrangements, pursuant to the Sale Agreement, the directors designated by Medley (initially Messrs. Feeley and Frank) will not receive compensation from the Company for their service as directors (such persons are entitled to the reimbursement by the Company of all reasonable and documented out-of-pocket expenses incurred by them in connection with their service as directors).

14

The following table sets forth, for each director who is not also a named executive in the Summary Compensation Table, compensation for the year ended June 30, 2015:

	Fees Earned or	Option
Name	Paid in Cash ($)	Awards ($)(1)	Total ($)
Greggory J. Hutchins	$18,500	$1,400	$19,900
Sam P. Bell	26,000	1,400	27,400
G. Samuel Oki	22,450	1,400	23,850
J. R. DeLang	19,750	1,400	21,150

(1)	Represents the aggregate grant date fair value of the stock option awarded to each director on November 5, 2014), calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), and does not take into account any estimated forfeitures. For information regarding the valuation assumptions used with respect to the option grants, see Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2015. The amount for each director shown above does not necessarily correspond to the actual value that will be recognized by the director from the award.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation for the Chief Executive Officer and the Chief Financial Officer for the three years ended June 30, 2015. No other executive officer’s total compensation for the year ended June 30, 2015 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus	Option Awards ($)(1)	All Other Compensation(2)	Total ($)
Haig S. Bagerdjian	2015	$266,000	$-	$96,000	$22,000	$384,000
Chairman, President and	2014	$350,000	$-	$47,000	$23,000	$420,000
Chief Executive Officer	2013	$360,000	$-	$232,000	$22,000	$614,000

Alan R. Steel	2015	$258,000	$-	$72,000	$14,000	$344,000
Executive Vice President,	2014	$280,000	$-	$59,000	$13,000	$352,000
Finance and Administration, Chief Financial Officer, and Secretary	2013	$280,000	$-	$102,000	$13,000	$395,000

(1)	Represents the aggregate grant date fair value of the stock options awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718, and does not take into account any estimated forfeitures. For information regarding the valuation assumptions used with respect to the option grants, see Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2015. The amounts shown above do not necessarily correspond to the actual values that will be recognized by each officer from the awards.

(2)	Amounts consist of annual contributions made to the Company’s 401(k) plan, health insurance premiums and automobile expenses paid by the Company for the benefit of the named executive officer.

15

Options Granted In the Year Ended June 30, 2015

Stock option awards granted to the executive officers named in the Summary Compensation Table during the year ended June 30, 2015 were as follows:

Grants of Plan-Based Awards
Name	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards ($/sh.)	Grant Date Fair Value of Stock and Option Awards(2)
Haig S. Bagerdjian	200,000	$0.48	$96,000

Alan R. Steel	150,000	$0.48	$72,000

(1) Options were granted on February 11, 2015. Options will vest 25% on each of the first four anniversary dates of the grant.

(2) Represents the aggregate grant date fair value of the stock options awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718, and does not take into account any estimated forfeitures. The amounts shown above do not necessarily correspond to the actual values that will be recognized by each officer from the awards.

All options in the above table were unexercised as of June 30, 2015.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the options held by each of the Company’s executive officers who are named in the Summary Compensation Table as of June 30, 2015.

	Number of Securities Underlying Unexercised Options (#)(1)
Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date
Haig S. Bagerdjian	225,000	-	$0.86	2/09/16
	45,000	15,000	$0.95	3/15/17
	200,000	200,000	$0.81	2/06/18
	30,000	90,000	$0.50	2/05/19
	-	200,000	$0.48	2/11/20
Alan R. Steel	175,000	-	$0.86	2/09/16
	41,250	13,750	$0.95	3/15/17
	87,500	87,500	$0.81	2/06/18
	37,500	112,500	$0.50	2/05/19
	-	150,000	$0.48	2/11/20

(1) All options vest 25% annually beginning on the first anniversary of the grant date.

16

2007 Equity Incentive Plan and 2010 Incentive Plan

Point.360’s Board of Directors has adopted the Point.360 2007 Equity Incentive Plan (the “2007 Plan”) and the 2010 Incentive Plan (the “2010 Plan”) (together, the “Plans”), and the Company’s shareholders have approved the Plans. Up to 2,000,000 and 4,000,000 shares of our Common Stock may be issued under the 2007 Plan and 2010 Plan, respectively. Pursuant to the Plans, officers, non-employee directors and employees of Point.360, as well as other persons who render services to or are otherwise associated with Point.360, are eligible to receive incentive and/or nonqualified stock options. The 2007 Plan and 2010 Plan expire in April 2017 and November 2020, respectively. The Plans are administered by the Board of Directors. The selection of participants, allotments of shares, determination of price and other conditions or purchase of options will be determined by the Board or a Stock Option Committee appointed by the Board at its sole discretion in order to attract and retain persons instrumental to the success of Point.360. Incentive stock options granted under the Plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the Plans to a shareholder owning more than 10% of the voting power of Point.360 on the date of grant may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. Non-qualified options granted under the Plans may not be granted at less than the fair market value of the Common Stock on the date of grant.

The following table sets forth information regarding the securities authorized for issuance under our equity compensation plans as of June 30, 2015:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a)

Equity compensation plans approved by shareholders
2007 Plan	1,642,635	$0.74	325,200
2010 Plan	1,292,425	$0.64	2,704,000
Equity compensation plans not approved by shareholders	-	-	-

Severance Agreements

The Company has entered into severance agreements with Messrs. Bagerdjian and Steel. The agreements provide that if Mr. Bagerdjian or Mr. Steel is terminated following a change in control during the term of the agreements other than for cause, disability or without good reason (as defined), then Mr. Bagerdjian and Mr. Steel shall receive a severance payment equal to 275% and 200%, respectively, of the sum of (1) base salary and (2) the higher of (x) the average bonus earned during the preceding three years or (y) the target annual bonus for the year in which the termination occurs. If terminated under the severance agreement, Mr. Bagerdjian and Mr. Steel would also receive employee benefits for specified periods of time. Furthermore, previously granted stock options shall vest fully. Under certain circumstances, amounts paid pursuant to the severance agreements will be subject to a tax gross-up payment if such amounts are subject to an excise tax as contemplated by Section 280G of the Internal Revenue Code. For purposes of the severance agreements, a change of control shall be deemed to have occurred if (A) a tender offer shall be made and consummated for the ownership of 35% or more of the outstanding voting securities of the Company, (B) the Company shall be merged or consolidated with another corporation and as result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (C) the Company shall sell, lease, exchange or transfer substantially all of its assets to another corporation, entity or person which is not a wholly-owned subsidiary, (D) a person (other than executive), as defined in Sections 13(d) and 14 (d) of the Exchange Act, shall acquire 35% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record, in a single transaction or a series of related transactions by one person or more than one person acting in concert), or (E) the shareholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.

17

Assuming that a triggering event occurred on June 30, 2015, severance amounts payable would have been $1,925,000 and $896,000 for Messrs. Bagerdjian and Steel, respectively, plus life, disability and health insurance benefits for 33 months immediately following the date of termination. The value of such benefits is estimated to be $18,000 and $26,000 for Messrs. Bagerdjian and Steel, respectively, based on the cost of such benefits on June 30, 2015.

Indemnification of Officers and Directors

Point.360’s Articles of Incorporation limit the liability of our directors. As permitted by the California General Corporation Law, directors will not be liable to Point.360 for monetary damages arising from a breach of their fiduciary duty as directors in certain circumstances. Such limitation does not affect liability for any breach of a director’s duty to Point.360 or its shareholders (1) with respect to approval by the director of any transaction from which he derives an improper personal benefit, (2) with respect to acts or omissions involving an absence of good faith, that he believes to be contrary to the best interest of Point.360 or our shareholders, that involve intentional misconduct or a knowing culpable violations of law, that constitute an unexcused pattern or inattention that amounts to an abdication of his duty to Point.360 or our shareholders, or that show a reckless disregard for his duty to Point.360 or our shareholders in circumstances in which he was, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to Point.360 or our shareholders, or (3) based on transactions between Point.360 and our directors or another corporation with interrelated directors or on improper distribution, loans or guarantees under applicable sections of the California General Corporation Law. Such limitation of liability also does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Bylaws state that, to the maximum extent permitted by the California General Corporation Law and by our Articles of Incorporation, we will indemnify each of our officers and directors and may indemnify each of our other agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of Point.360. Our Bylaws also state that the indemnification provided by the Bylaws will not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the Bylaws or any agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and that no provision of the Bylaws will limit or prohibit indemnification by us to the fullest extent permitted by California law.

18

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the provisions described above, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

TRANSACTIONS WITH RELATED PERSONS

During the year ended June 30, 2015, the Company paid $39,000 to Holthouse Carlin & Van Trigt LLP (“HCVT”) for the preparation of tax returns and other tax related services. Director Greggory J. Hutchins is a partner of HCVT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 11, 2015 by (1) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (2) each of Point.360’s directors and director nominees; (3) each executive officer identified in the Summary Compensation Table; and (4) all executive officers and directors of the Company as a group:

Name of Beneficial Owner	Total number of shares beneficially owned (1)		Percentage of Class

Haig S. Bagerdjian	7,014,228	(2)	53.8%
Greggory J. Hutchins	186,000	(3)	1.5%
Sam P. Bell	57,500	(4)	*
G. Samuel Oki	91,100	(5)	*
J. R. DeLang	15,000	(10)	*
James Feeley III	-		-
James Frank	-		-
Alan R. Steel	573,550	(6)	4.5%

All directors and executive officers as a group	7,937.378		58.8%

Medley Capital Corporation	830,996	(8)	6.5%
Medley Opportunity Fund II LP	1,765,867	(8)	13.3%
Robert A. Jones	1,308,718	(9)	10.4%
XC Fund I Ltd. * Less than 1%.	938,000	(7)	7.5%

(1)	The number of shares of common stock issued and outstanding on September 11, 2015 was 12,536,906 shares.

(2)	Includes 500,000 shares that Haig S. Bagerdjian (2701 Media Center Drive, Los Angeles, CA 90065) has the right to acquire pursuant to stock options.

(3)	Includes 37,500 shares that Greggory J. Hutchins has the right to acquire pursuant to stock options.

19

(4)	Includes 37,500 shares that Sam P. Bell has the right to acquire pursuant to stock options.

(5)	Includes 37,500 shares that G. Samuel Oki has the right to acquire pursuant to stock options.

(6)	Includes 341,250 shares that Alan R. Steel has the right to acquire pursuant to stock options.

(7)	Based on a Schedule 13D filed August 14, 2014 by XC Fund I Ltd. In such filing, XC Fund I Ltd. lists its address as 1 Mapp Street, Belize City, Belize.

(8)	Based on a Schedule 13D filed July 20, 2015 by Medley and MOF II (375 Park Ave., Suite 3304, New York, New York 10152), which includes an aggregate of 351,713 shares and 747,391 shares, respectively, that Medley and MOF II have a right to acquire pursuant to warrants.

(9)	Based on a Schedule 13D filed May 21, 2015 by Robert A. Jones (4208 Six Forks Road, Suite 1700, Raleigh, NC 27609).

(10)	Includes 15,000 shares that J. R. DeLang has the right to acquire pursuant to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act and rules promulgated thereunder, the Company’s directors, executive officers, and any person holding beneficially more than 10% of the Company’s Common Stock are required to report their ownership of the Company’s securities and any changes in that ownership to the SEC and to file copies of the reports with the Company. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failures to file by these dates during the last fiscal year.

Based upon a review of filings with the SEC and written representations that no other reports were required, the Company believes that all of its directors, executive officers and persons owning more than 10% of the Company’s Common Stock complied during the year ended June 30, 2015 with the reporting requirements of Section 16(a) of the Exchange Act.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

SingerLewak audited, as independent accountants, the financial statements of the Company for the years ended June 30, 2014 and 2015. The following table shows the fees billed to us by SingerLewak for the audit and other services rendered by SingerLewak during these periods.

	2014	2015
Audit Fees (1)	$184,000	$144,000
All Other Fees	-	-
Total	$184,000	$144,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and other statutory or regulatory filings.

20

All audit related and other services rendered by SingerLewak were pre-approved by the Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by SingerLewak. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Board delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting if not approved in conjunction with an Audit Committee Meeting.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” shall not be deemed to be incorporated, unless specifically otherwise provided in such filing.

SHAREHOLDER PROPOSALS AT THE NEXT

ANNUAL MEETING OF SHAREHOLDERS

Shareholders of the Company who intend to submit proposals to the Company’s shareholders for inclusion in the Company’s proxy statement and form of proxy relating to the next annual meeting of shareholders must submit such proposals to the Company no later than May 21, 2016 in order to be included in the proxy materials. Shareholder proposals should be submitted to the Corporate Secretary, Point.360, 2701 Media Center Drive, Los Angeles, CA 90065.

For any proposal that is not submitted for inclusion in next year’s proxy statement but is instead sought to be presented directly at the 2016 annual meeting, SEC rules permit the persons named in the Company’s form of proxy for the next annual meeting to vote proxies in their discretion if the Company (1) receives notice of the proposal before August 5, 2016 and advises shareholders in the 2016 proxy statement about the nature of the matter and how the proxy holders intend to vote or (2) does not receive notice of the proposal before August 5, 2016. Notices of intention to present proposals directly at the 2016 annual meeting should be submitted to the Corporate Secretary, Point.360, 2701 Media Center Drive, Los Angeles, CA 90065.

OTHER MATTERS

If any matters not referred to in this Proxy Statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. The Board of Directors is not aware of any such matters that may be presented for action at the meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the SEC, including the financial statements and financial statement schedules thereto, to any shareholder desiring a copy. Shareholders may write to the Company at:

Point.360

Attn: Corporate Secretary

2701 Media Center Drive

Los Angeles, CA 90065.

21

By Order of the Board of Directors,

/s/ Alan R. Steel
Alan R. Steel
Executive Vice President,
September 18, 2015 Finance and Administration

22

Annex A

Amendment to Article II, Section C of Point.360's Bylaws

Section C	Number and Qualification of Directors.

The authorized number of directors of the Corporation shall be a range of not less than four (4), but not more than seven (7) members. This number may be changed by amendment to the Articles of Incorporation or by an amendment to this Section C, Article II of these Bylaws, adopted by the vote or written consent of the shareholders, as provided in Section 212 of the California Corporations Code. The exact number of directors is to be fixed, within the limits specified above, at seven (7), until otherwise determined from time to time by resolution of the Board.

23

ANNUAL MEETING OF SHAREHOLDERS OF

POINT.360

November 11, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.point360.com/docs/P360_AnnualMeetingProxyMaterial_2015

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730303000000000000 3 111115

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of seven directors for a one year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Haig S. Bagerdjian
- ○ Greggory J. Hutchins
- ○ Sam P. Bell
- ○ G. Samuel Oki
- ○ J.R. DeLang
- ○ James Feeley III
- ○ James Frank

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: (●)
To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To amend bylaws to increase the minimum and maximum number of directors from three and five directors, to four and seven directors.	☐	☐	☐
3. To ratify and approve the appointment of SingerLewak, LLP as Point.360's independent registered public accounting firm for our fiscal year ending June 30, 2016.	☐	☐	☐
4. To approve, by non-binding vote, the executive compensation in the accompanying proxy statement.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. AS TO ANY OTHER MATTER COMING BEFORE THE MEETING, EACH OF THE PERSONS AUTHORIZED AS PROXIES HEREWITH IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH MATTER. THE VOTING POWER GRANTED TO THE PROXY HOLDERS INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXY HOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

POINT.360

November 11, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.point360.com/docs/P360_AnnualMeetingProxyMaterial_2015

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730303000000000000 3 111115

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of seven directors for a one year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Haig S. Bagerdjian
- ○ Greggory J. Hutchins
- ○ Sam P. Bell
- ○ G. Samuel Oki
- ○ J.R. DeLang
- ○ James Feeley III
- ○ James Frank

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: (●)
To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To amend bylaws to increase the minimum and maximum number of directors from three and five directors, to four and seven directors.	☐	☐	☐
3. To ratify and approve the appointment of SingerLewak, LLP as Point.360's independent registered public accounting firm for our fiscal year ending June 30, 2016.	☐	☐	☐
4. To approve, by non-binding vote, the executive compensation in the accompanying proxy statement.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. AS TO ANY OTHER MATTER COMING BEFORE THE MEETING, EACH OF THE PERSONS AUTHORIZED AS PROXIES HEREWITH IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH MATTER. THE VOTING POWER GRANTED TO THE PROXY HOLDERS INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXY HOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

POINT.360

ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 11, 2015

THIS PROXY IS SOLICITED ON BEHALF OF POINT.360

The undersigned hereby appoints Haig S. Bagerdjian and Alan R. Steel and each of them, with full power of substitution, as proxies and with all powers the undersigned would possess if personally present, to vote all of the shares of Common Stock, no par value per share (the "Common Stock"), of Point.360 (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., local time, on Wednesday, November 11, 2015, and at any adjournments or postponements thereof, at the facilities of Point.360, 2701 Media Center Drive, Los Angeles, CA 90065, as directed herein upon the matters set forth on the reverse side hereof and described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and upon such other matters as may properly be brought before such meeting according to their sole discretion.

Receipt of the Notice of Annual Meeting and the Proxy Statement is hereby acknowledged.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

1.1 14475

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

POINT.360

To Be Held On:

November 11, 2015 at 11:00 a.m.

at the facilities of Point.360, 2701 Media Center Drive, Los Angeles, CA 90065

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 10/30/15.

Please visit http://www.point360.com/docs/P360_AnnualMeetingProxyMaterial_2015, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

MAIL: You may request a card by following the instructions above.

1. Election of seven directors for a one year term.

NOMINEES:
Haig S. Bagerdjian
Greggory J. Hutchins
Sam P. Bell
G. Samuel Oki
J.R. DeLang
James Feeley III
James Frank

4. To approve, by non-binding vote, the executive compensation in the accompanying proxy statement.

Please note that you cannot use this notice to vote by mail.